Exhibit 99.1

                            Joint Filer Information

Date of Event
Requiring Statement:            October 12, 2007

Issuer Name and
Ticker or Trading Symbol:       NTELOS Holdings Corp. (NTLS)

Designated Filer:               QCP GP Investors II LLC

Other Joint Filers:             Quadrangle GP Investors II LP,
                                Quadrangle (AIV2) Capital Partners II LP,
                                Quadrangle (AIV2) Select Partners II LP,
                                Quadrangle Capital Partners II-A LP,
                                Quadrangle NTELOS GP LLC
                                and Quadrangle NTELOS Holdings II LP

Addresses:                      The principal business address of each of the
                                Joint Filers above is 375 Park Avenue,
                                New York, New York 10152.

Signatures:                     QCP GP INVESTORS II LLC

                                By: /s/ Michael Huber
                                    --------------------------------------
                                    Michael Huber, Managing Member


                                QUADRANGLE GP INVESTORS II LP

                                By: QCP GP Investors II LLC, as General Partner

                                    By:  /s/ Michael Huber
                                         -----------------------------------
                                         Michael Huber, Managing Member


                                QUADRANGLE (AIV2) CAPITAL PARTNERS II LP

                                By: Quadrangle GP Investors II LP,
                                    as General Partner

                                    By:  QCP GP Investors II LLC,
                                         as General Partner

                                           By: /s/ Michael Huber
                                               --------------------------------
                                               Michael Huber, Managing Member


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                                QUADRANGLE (AIV2) SELECT PARTNERS II LP

                                By:   Quadrangle GP Investors II LP,
                                      as General Partner

                                      By:  QCP GP Investors II LLC,
                                           as General Partner

                                           By: /s/ Michael Huber
                                               --------------------------------
                                               Michael Huber, Managing Member


                                QUADRANGLE CAPITAL PARTNERS II-A LP

                                By:   Quadrangle GP Investors II LP,
                                      as General Partner

                                      By:  QCP GP Investors II LLC,
                                           as General Partner

                                           By: /s/ Michael Huber
                                               ------------------------------
                                               Michael Huber, Managing Member


                                QUADRANGLE NTELOS GP LLC

                                By: Quadrangle (AIV2) Capital Partners II LP, as Managing Member

                                      By:  Quadrangle GP Investors II LP,
                                           as General Partner

                                      By:  QCP GP Investors II LLC,
                                           as General Partner

                                           By:   /s/ Michael Huber
                                                 ---------------------------
                                                 Michael Huber, Managing Member


                                QUADRANGLE NTELOS HOLDINGS II LP

                                By:   Quadrangle NTELOS GP LLC,
                                      as General Partner

                                By: Quadrangle (AIV2) Capital Partners II LP, as Managing Member

                                      By:  Quadrangle GP Investors II LP,
                                           as General Partner

                                      By:  QCP GP Investors II LLC,
                                           as General Partner

                                           By:   /s/ Michael Huber
                                                 ------------------------------
                                                 Michael Huber, Managing Member